NEWS RELEASE CONTACTS: John Ambler Kevin Lewis Vice President Vice President Corporate Communications Investor Relations T – (412) 433-2407 T – (412) 433-6935 E – joambler@uss.com E – klewis@uss.com UNITED STATES STEEL CORPORATION PROVIDES FIRST QUARTER 2020 GUIDANCE PITTSBURGH, Mar. 20, 2020 – United States Steel Corporation (NYSE: X) today provided first quarter 2020 guidance. First quarter 2020 adjusted EBITDA is expected to be approximately $30 million. The Company expects first quarter 2020 adjusted diluted loss per share to be approximately ($0.80). “Through the quarter, our Flat-rolled operations have performed well, and we are recognizing the operational and financial benefits of the investments in our assets that we have made over the past several years. Strong performance on reliability, quality, and productivity, combined with a continued focus on driving sustainable cost improvements across the footprint, have contributed to a better than expected first quarter to date,” commented President and Chief Executive Officer David B. Burritt. “The Tubular market continues to be challenging and conditions in Europe remain volatile. We are focused on preserving cash and liquidity in the current market environment.” Burritt continued, “At U. S. Steel, safety is our top priority and we are continuing to set records related to safety performance, another indication that our facilities are running efficiently and reliably. We continue to monitor the impacts of the Coronavirus and are following policies and procedures recommended by health and government officials to ensure our employees are working in a safe and healthy environment. We understand the situation remains fluid and we are preparing our operations to be flexible as circumstances may warrant. Our regional supply chain minimizes the risk of significant supply-chain related production disruptions and we continue to work with our customers to provide value-added steel solutions as we execute our world-competitive, ‘best of both’ strategy.” ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Adjusted EBITDA Commentary Our Flat-rolled segment results are expected to be better than anticipated as strong operating performance across our footprint, continued cost improvement, and seasonally strong shipment volumes more than offset the typical seasonality of mining. Additionally, the domestic flat-rolled steel market has remained healthy throughout the first quarter to date. Extended lead times are supported by robust construction end-market demand and an end to destocking that negatively impacted order rates throughout 2019. In April, we will commence the safe and structured indefinite idling of our iron and steelmaking operations at Great Lakes Works outside of Detroit, Mich. This decision was previously announced in December 2019 as part of our world-competitive, “best of both” strategy. We continue to expect to indefinitely idle the Great Lakes Works hot strip mill before the end of 2020. Separately, we currently expect to begin a scheduled 48-day outage at our Gary Works blast furnace #4 in April. In Europe, steel selling prices have steadily increased throughout the quarter resulting in better than anticipated first quarter performance for our USSE segment to date. Still, the flow through of lower prices on our monthly and quarterly contracts and elevated raw material costs are limiting near-term financial performance. Our Tubular segment remains challenged as oil prices remain under significant pressure and rig counts continue to be low. We are continuing to monitor the recent change in market conditions with respect to our Tubular business and will evaluate the impact on the carrying value of the net assets of this business. Coronavirus Impact The global Coronavirus outbreak is an unprecedented and rapidly evolving situation. It remains uncertain how long the situation will last and what the impacts will be for the full year. Given the significant uncertainty in the marketplace, we continue to monitor demand levels and plan to provide more information during our first quarter earnings call. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and present expectations or projections. These risks and uncertainties include but are not limited to possible production or operations interruptions related to the Coronavirus that could disrupt supply or delivery of, or demand for, the Company’s products, as well as the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 1Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (142) Estimated income tax benefit (33) Estimated net interest and other financial costs 43 Estimated depreciation, depletion and amortization 156 Projected EBITDA included in guidance $ 24 Estimated first quarter adjustments 6 Projected adjusted EBITDA included in guidance $ 30 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET LOSS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 1Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (142) Estimated first quarter adjustments 1 6 Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (136) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 1Q 2020 Projected diluted net loss per share included in guidance $ (0.84) Estimated first quarter adjustments 1 0.04 Projected adjusted diluted net loss per share included in guidance $ (0.80) 1 These adjustments have not been tax effected due to the full valuation allowance on our domestic deferred tax assets established in the fourth quarter of 2019. Note: Excludes the impact of the Company’s quarterly mark to market adjustment related to the Big River Steel put and call options and the impact of the acquisition of the remaining 50% ownership interest in USS-POSCO Industries (UPI) that closed on February 29, 2020. See Notes 5 and 20 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for an explanation of the Big River Steel put and call options. These items will not impact adjusted EBITDA, adjusted net loss or adjusted diluted net loss per share. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the financial effects of restructuring charges and other adjustments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of restructuring charges and other adjustments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2020-013 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com